Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and
10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

ProAssurance: Quick Facts
  Fifth largest1 writer of medical liability
  Writing business in 491 jurisdictions
  Approximately 55,0002 individual
 policyholders
  42,000 physicians and dentists
  8,000 ancillary and other healthcare professionals
  4,800 attorneys
  Majority in small or solo practice
  500 hospitals and facilities
  Highly rated by A. M. Best and Fitch

1 Includes PICA 2 Includes PICA and Georgia
Lawyers

Recent Highlights
  Completion of three M&A transactions in 2009
  Potential new premium is approximately
 $100 million on an annualized basis
  Restoring growth to the top line
  Existing markets grew modestly in Q2 2009
  Maintaining profitability
  Successful performance in a challenging
 financial market and a demanding line of
 insurance

Successful Performance: Book Value
Book Value Growth
	Cumulative	CAGR
10 year	222%	12%
5 year	127%	18%
1 year	10%	10%
Measured through Year-End 2008

Successful Performance: Stock Price
Share Price Growth
	Cumulative	CAGR
10 year	84%	6%
5 year	64%	10%
1 year	-5%	-5%
Measured through Year-End 2008

Share Price at Year End Since Inception

Recent Business Highlights
  Again recognized as one of
 the 50 top performing
 property casualty insurance
 companies by The Ward Group
  Top 3% of all P&C companies
  Our third straight year
  Upgrade to “A” (Excellent)
 by A. M. Best
  Positive outlook
 assigned by S & P

Recent Employee Highlights
  Named The Best Mid-Size
 Insurance Employer
 in America by
 Business Insurance
  Named one of America’s
 Top Ten Companies for
 Employee Financial Security
 by The Principal

Operational Strategies

Spreading Risk is Vital
  Broad geographic diversification provides an
 unmatched spread of risk

  Our spread of risk provides
 better market awareness and
 more data points to gauge loss
 trends
  Our internal actuarial depth
 allows us to assess emerging
 trends and respond quickly
Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
PICA Headquarters
PICA Headquarters
(Birmingham)
(Nashville)

We Dare to Defend
  Our balance sheet strength and deep expertise
 ensures our insureds have the option of an
 uncompromising defense of their claim
  We defend our insureds at trial more often
 than any other company in our line
  Provides a long-term financial and marketing
 advantage
  A key differentiating factor in the market
 as claims data becomes public

Respond to Transparency
  Malpractice judgments/settlements now
 disclosed in 18 states
  Public access to the
 National Practitioner
 Data Bank is the
 next step
  Disciplinary actions
 now disclosed in
 almost every state

Board / Discipline / Med Mal
Med Mal disclosure
legislation proposed
P

Claims Trends Remain Favorable
  Frequency trends are
 stable after declining
 since 2005/2006
  The results is fewer
 cases to try
  Severity trends also
 stable
  Trends are much the
 same in states with or
 without Tort Reform

ProAssurance Claims Tried
to a Verdict

Health Care Reform & Tort Reform
  No major changes in the tort system based on
 currently written legislation
  Demonstration projects do not provide meaningful
 reform or immediate data
  Signals a desire to leave the tort system in
 the hands of each state
  We set prices and reserves as if there is no tort
 reform, until results reflect otherwise
  We are prepared, operationally and financially, if
 reforms are struck down in our states

Maintaining Pricing Discipline

  Pricing developed using multiple years
  Using credits allows us to maintain existing
 rate filings
  Not unduly influenced by current market
 conditions
  Rates on renewing physician business down
 less than 12% from peak pricing in 2006

Rate Change History

Pricing in a Low Interest Environment
  Pricing Discipline is Even More Critical
Combined ratio
required to generate
a 13% after-tax ROE

Strategy: Actuarial Conservatism

$ 2.4
$ 2.6
$ 2.6
$ 2.2
$ 1.8

Combined Ratio Comparison

Source: A. M. Best Aggregates and Averages 2009
 Medical Malpractice Lines of Business Net

Strategy: Treated Fairly
  Treated Fairly is our brand enhancement initiative
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  We run our business as owners who are
 rewarded for long-term success

Growth Strategies

Key Opportunities
  New insurance buyers will emerge as
 healthcare reform evolves
  New products will respond to physician/hospitals
 combinations
  The outcome of medical liability claims will
 become more transparent
  Financial issues will highlight the need for
 successful, long-term companies with superior
 balance sheets strength and outstanding ratings

2009:  Consolidation of:
 Mid-Continent General Agency
2009:  Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
We Created a Leader Through Consolidation
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970’s
Founding in the 1970’s
1999: Assumed business of:
  Medical Defense Associates (MO)
1999: Assumed business of:
  Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006:  Consolidation of:
 PIC Wisconsin Group
2006:  Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition

Experienced Management Team
Name	Position	Years at Company	Years Affiliated With The Industry
Stan Starnes	Chairman & CEO	2	31
Victor Adamo	President	24	29
Jeff Bowlby	Chief Marketing Officer	11	25
Howard Friedman	Liability Group President / Chief Underwriting Officer	13	29
Jeff Lisenby	Corporate Counsel	8	8
Frank O'Neil	Investor Relations Officer	22	22
Ned Rand	Chief Financial Officer	5	17
Darryl Thomas	Liability Group President / Chief Claims Officer	12	22
Hayes Whiteside	Chief Medical Officer	6	6
	Average	11	21

Our Team Understands Integration
Joined PRA from Medical Assurance
Joined PRA From Professionals Group
Joined PRA after merger
Officers, Directors & Employees Own ~9% of ProAssurance

Recent M & A Transactions

Significant growth in our core business
Geographical expansion
Extends our core business
Broadens our medically-related range
Geographical expansion
Adds to our lawyers’ book
Geographical expansion
Affirms our interest in this line

Extending our Reach in MPL
  Podiatry Insurance Company of America (PICA)
  Dominant (70%), profitable, national company
  ~$96 million Direct Premium in 2008
  Renewals at expected levels in 2009
  $13.7 million added to PRA premium in Q2 2009
  Podiatry is growing in importance as a specialty
  Involved in treating complications in a population with an increasing prevalence of diabetes
  Increases our understanding of policies that are
 higher volume, lower cost

With PICA We Are a National Carrier
  Leveraging the benefits of our many M & A transactions through long-term customer relationships and local and specialty
 knowledge

Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
PICA Headquarters
PICA Headquarters
(Birmingham)
(Nashville)

Opening New Avenues in MPL
  Mid-Continent General Agency
  Large writer of ancillary healthcare
  Healthcare reform will emphasize care delivery from a
 larger array of lower-cost providers
  Home health care
  Physician-extenders
  ~$26 million in total premium in 2008
  $20 million healthcare related
  PRA will write most of this business
  $3.6 million added to PRA premium in Q2 2009
  Commission derived from business we choose not to write

Adding to our Legal E&O Book
  Georgia Lawyers Insurance Company
  A leading insurer of Georgia attorneys
  2008 Premium: $5.7 million
  Highlights our desire to grow in this line
  Sets the stage for expansion in the southeast
  Our existing legal professional business is primarily in
 the midwest
  Approximately 2,650 attorneys in 600 law firms
  2008 Total Legal E&O Premium: $7.8 million
  New MGA’s writing in the West and mid-Atlantic

ProAssurance Growth Strategy
  The legal and regulatory environment must be
 favorable
  Understanding why companies are available
  Not all M&A opportunities should be pursed
  We don’t “bet the farm” and can acquire
 without “breaking the bank”
  Ability to use our stock in transactions
  Attractive because of strong book-value multiple
  Cash flow remains strong

ProAssurance Growth Strategy
  The current market environment favors growth by
 acquisition
  DE NOVO GROWTH vs.   GROWTH BY ACQUISITION
  DE NOVO GROWTH vs.   GROWTH BY ACQUISITION
- Must price your way into the market  + Pricing can be adjusted
- Must price your way into the market  + Pricing can be adjusted
- No prior history  + Prior history available
- No prior history  + Prior history available
- Lack of experienced personnel  + Local expertise available
- Lack of experienced personnel  + Local expertise available
- Limited access to key defense lawyers + Access to proven defense lawyers
- Limited access to key defense lawyers + Access to proven defense lawyers
- Must establish distribution  + Utilize existing distribution
- Must establish distribution  + Utilize existing distribution
- Must create brand awareness  + Build on existing relationships with insureds and organized medicine, etc.
- Must create brand awareness  + Build on existing relationships with insureds and organized medicine, etc.
+ No integration risk  - Integration risk
+ No integration risk  - Integration risk
+ No reserve risk  - Reserve risk—need for careful due diligence
+ No reserve risk  - Reserve risk—need for careful due diligence

Financial Highlights

2009 YTD Income Statement Highlights

in millions, except per share data
Gross Premiums Written $ 435  $ 374 $ 472
Net Investment Income  113  122  158
Total Revenue   489  431  567
Total Expenses   295  294  470
Operating Income $ 136 $ 127  207
Net Income (Includes Investment Losses) $ 137 $ 101  178
Operating Income/Diluted Share $ 2.50 $ 2.43 $ 6.07
  September 30,   Year-End

 2009  2008  2008

We have reversed the decline in premiums with new
business from PICA, Mid-Continent and Georgia Lawyers

Strategy: Enduring Financial Strength

  Emphasizing an appropriate balance of risk vs. return
  Committed to enduring balance sheet strength
  Responding to the low interest rate environment
Stockholder’s Equity Up
Over 16% Since 12/31/07

Strategy: Use Capital Prudently
  Using capital to build through M&A
  Preserving capital for future opportunities
  Enhancing shareholder value by repurchasing shares
 at prices that build Book Value

Source: SNL Financial

Our Strong Capital/Low Leverage Position

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus
for Each year
$567
$ 96 (PICA pro forma)
$471

Excess Capital vs. Excess Capacity

Conceptual Model of Projected
A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

Strategy: Balance Risk vs. Return
  Key Investment Actions in Q3 09
  Reduced cash and short-term
 balances
  Added to corporate bonds
  CUSIP-level portfolio disclosure
 on our website:
 www.proassurance.com/investorrelations/supplemental.aspx
$3.9 Billion
Portfolio
$3.9 Billion
Portfolio
Fixed Income: 91%
Short Term: 4%
Short Term: 4%
Equity and Other Investments: 3%
Equity and Other Investments: 3%
BOLI: 2%
BOLI: 2%

9/30/09

  Little Dependence on Debt
  Low Debt to Cap Ratio
  Little strain on cash flow
9/30/2009

Fixed Income: $3.6 Billion

9/30/09

Summary

ProAssurance
  Producing sustainable shareholder value
  Growing Book Value per Share
  Finding the right M & A opportunities
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market
  Leveraging financial strength
  Protecting the balance sheet
  Maintain our leading market position
  Building strength for the next cycle turn

Appendix: Market Conditions

Current Industry Status

Appendix: Claims

Why Claims Strategy Matters
Favorable
Outcomes:
84.0%
Favorable
Outcomes:
84.0%
Five Year Average
2004 - 2008
Favorable
Outcomes:
75.4%
Favorable
Outcomes:
75.4%

Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results
ProAssurance vs. Industry
Average Statutory Loss Ratio
2003-2008
Legal
Payments
Loss
Payments
Trend for ProAssurance
Stand Alone Statutory Loss Ratio
2006 - 2008
76.0%
*Source: A. M. Best Aggregates & Averages, Medical Malpractice Predominating
64.3%
80.8%
76.9%
44.2%

Appendix: Investments

Equities & Other: $136 Million

9/30/09
  Represents 3.5% of our Total Investments

Return by Quarter: Equities & Other

Growth in Investment vs. Reserves

Cumulative Return: Equities & Other

Strategy: Investment Discipline
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Municipals: $1.5 Billion

9/30/09
  Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance

Asset Backed: $805 Million
  Weighted average rating: “AAA”
Bloomberg Data
9/30/09
Alt-A
LTV 63%
Prime MBS
LTV 56%
Further Details Provided
on Sub-Prime and CMBS
on following pages

Sub-Prime Detail

  $6.7 million market value in AFS portfolio
  $4.2 million unrealized loss
  $9.6 million market value in
 high-yield LP rated B
  LP’s focus is distressed ABS
At 9/30/09	Vintage
$4.8 Mln	2004 & Prior
$1.9 Mln	2005
Quality & Vintage information only on direct holdings at 9/30/09
At 9/30/09	Type	Quality
$2.9 Mln	Mortgage-Backed	AA avg - LTV 68%
$3.8 Mln	Home Equity	A+ avg

CMBS Detail
  Vintages
  2005 & Prior- $136 million
  2006- $23 million
  2007- $3 million
  Top Property Types
  Retail-Anchored: 45% of CMBS portfolio
  Exposure: 19% - 44% of underlying occupancies
  Office: 44% of CMBS portfolio
  Exposure: 23% - 49% of underlying occupancies
  Multi Family: 4% of CMBS portfolio
  Mixed Use: 3% of CMBS portfolio
  Other: 4% of CMBS Portfolio

CMBS Detail
  $162 million Fair Value in non-agency CMBS
  Book Value: $164 million
  5% of fixed income portfolio

At 9/30/09	Quality
$160 Mln	AAA
$ 2.0 Mln	AA
At 9/30/09	Wtd Avg LTV
24%	<65%
43%	=65-70%
21%	<70-75%
12%	=75-85%
At 9/30/09	Credit Support
26%	>30%
52%	20% - 30%
20%	10% - 20%
2%	Less than 10%
At 9/30/09	Deal Cumulative Delinquencies
27%	0% - 0.5%
3%	0.5% - 1.0%
32%	1.0% - 2.0%
4%	2.0% - 3.0%
22%	3.0%-5.0%
12%	5.0%-9.0%
At 9/30/09	Debt Service Coverage
69%	=>1.5x
25%	1.4x-1.5x
6%	1.3x-1.4x
AT
9/30/09

CMBS Since September 30, 2009
  Since 9/30/09:
  Sold $50.0 million CMBS
  Paydowns of $8.0 million
  As of November 30, 2009 CMBS:
  Market value: $108 million
  Book value: $110 million
  Expecting pay down of $19 million
 by year-end 2009
  Projecting ~$90 million exposure at year-end

Corporates: $1.0 Billion

9/30/09

Corporate: Detail on Financials
  Top 20 Largest Banks/Financials: $ 294 million
  $75 mm FDIC backing
BA $44 ($23)	BNY Mellon $10
MS $27 ($6)	Credit Suisse $9
BP Cap $25	Eurohypo $8
GECC $25 ($8)	KEY $6 ($6)
JPM $24 ($14)	NRUC $6
CITI $20 ($7)	Deutsche Bank $5
Wells $20	FMCC $5
GS $16 ($2)	NY Commt’y Bank $5 ($5)
PNC $15 ($2)	Depfa ACS Covered $5
Amex $14	John Deere Cap $5 ($2)
FDIC backed amounts listed in parentheses

9/30/2009

Treasury/GSE: $228 Million
9/30/09

9/30/09

Portfolio Overview: Short Term
  $138 Million
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA

BOLI: $65 Million
  Weighted average rating
  Moody’s: AA3
  S&P: AA
  A. M. Best: A+

Appendix: Industry History

Appendix: Growth Maps